UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
                   Pursuant to Section 13 OR 15(d)
               of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 30, 2008
                                               -----------------
                             SJW Corp.
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(Exact name of registrant as specified in its charter)

    California                    1-8966          77-0066628
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(State or other jurisdiction   (Commission      (IRS Employer
     of incorporation)         File Number)  Identification No.)

    110 W. Taylor Street, San Jose, California     95110
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(Address of principal executive offices)             (Zip Code)

                             (408) 279-7800
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         Registrant's telephone number, including area code

                             Not Applicable
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  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule
14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule
13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory
Arrangements of Certain Officers.

(b)	Effective August 11, 2008, Angela Yip will no longer serve
as the Chief Financial Officer and Treasurer of SJW Corp. and Chief Financial Officer, Treasurer and Senior Vice President of Finance of San Jose Water Company, SJW Corp.'s wholly owned subsidiary. Instead, as of that date, Ms. Yip will serve as, and hold the title of, Executive Vice President of Finance of SJW Corp. and San Jose Water Company.

(c)  David A. Green, 45, has been appointed Chief Financial
Officer and Treasurer of SJW Corp. and San Jose Water Company effective August 11, 2008.

Mr. Green served as Vice President, Chief Financial Officer and Treasurer of Specialized Health Products International, Inc., a medical device company ("SHPI"), from September 2006 until June 2008. Mr. Green managed the financial operations, investor relations and Merger and Acquisition activities for SHPI. From 2003 to September 2006, Mr. Green worked for Duff & Phelps, LLC, an investment banking and financial advisory firm, where he was in charge of the life sciences investment banking practice in San Francisco, California. Mr. Green was a director in Ernst & Young's Center for Strategic Transactions from 1998 through 2001 where he advised Silicon Valley technology and life science companies on transaction strategies for accelerating growth. Mr. Green is a graduate of the State University of New York and has an MBA degree from the University of Rochester.

Mr. Green will receive an annual base salary equal to $225,000 and a one-time cash bonus in the amount of $50,000. Mr. Green will also be eligible to earn a performance-based bonus for the 2008 fiscal year which will range from zero to 150 percent of $25,000 depending on corporate and individual performance. On August 11, 2008, Mr. Green will also receive a restricted stock unit award covering a number of shares of Common Stock of SJW Corp. determined by dividing the dollar sum of $50,000 by the closing selling price per share on that date. Such award will be subject to a four-year vesting schedule tied to Mr. Green's continued service with the company, and the underlying shares will be distributed as the award vests. Mr. Green may also become entitled to certain severance benefits under SJW Corp.'s Executive Severance Plan in the event his employment terminates under certain defined circumstances in connection with a change in control of SJW Corp. The principal features of the Executive Severance Plan are summarized in the Proxy Statement filed by SJW Corp. on March 11, 2008.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit
Number     Description of Document
--------   ------------------------

99.1	   Press Release issued by SJW Corp., dated July 3, 2008
           announcing the promotion of Angela Yip to Executive
           Vice President of Finance and the appointment of David A. Green as Chief Financial Officer




                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  SJW Corp.
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July 3, 2008                      /s/ W. Richard Roth
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                                  W. Richard Roth,
                                  President and
                                  Chief Executive Officer

Exhibit
Number     Description of Document
--------   ------------------------

99.1	   Press Release issued by SJW Corp., dated July 3, 2008
           announcing the promotion of Angela Yip to Executive
           Vice President of Finance and the appointment of David A. Green as Chief Financial Officer